SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A)
                OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ] Definitive Additional Materials

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                       The Ehrenkrantz Trust
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previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                             EHRENKRANTZ TRUST

                     IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special shareholders' meeting scheduled for June 15, 2005 at 4:00 p.m. at 410 Park Ave., 7th Floor, New York, NY. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page 1, of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS.  IF YOU HAVE ANY QUESTIONS, CALL US AT
1-800-813-1117.

A LETTER FROM THE PRESIDENT

Dear Shareholders:

Enclosed for your consideration are a number of important matters relating to your investment in The Ehrenkrantz Trust (the "Fund") in connection with a Special Meeting of Shareholders. The materials which we have included describe proposals that will affect the future of your Fund.

The Board of Trustees recommends that, among other items, you cast your vote in favor of:

1.	Electing a Board of Trustees

2.	Approving an Investment Advisory Agreement between the Fund and
Ehrenkrantz King Nussbaum Asset Management Group, Inc.


PLEASE TAKE A MOMENT TO REVIEW THIS DOCUMENT, FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD

Your vote is important to the Fund. On behalf of the Trustees, thank you in advance for considering these issues and for promptly returning your proxy card.

						Sincerely,

						/s/ Irwin Nussbaum
						Irwin Nussbaum
						President

                      THE EHRENKRANTZ TRUST

              NOTICE OF SPECIAL SHAREHOLDERS'MEETING
                  TO BE HELD ON June 15, 2005

A Special Shareholders' Meeting ("Meeting") of The Ehrenkrantz Trust (the "Fund), will be held at 4:00 p.m., on June 15, 2004 at 410 Park Ave., 7th Floor, New York, NY.

During the Meeting, shareholders of the Fund will vote on the following
Proposals:

	1.	To elect a Board of Trustees.

        2. To approve an Investment Advisory Agreement between the Fund and Ehrenkrantz King Nussbaum Asset Management Group, Inc.

        3.      Other Business

The Board of Trustees has fixed March 31, 2005 as the record date for determination of shareholders entitled to vote at the Meeting.

Please note that a separate vote is required for each Proposal.

                                  By Order of the Board of Trustees,


                                  /s/ Joan King
                                  Joan King
                                  Secretary

New York, NY
May 15, 2005

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Please sign and return your proxy card in the self-addressed envelope regardless of the number of shares you own.
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

                            TABLE OF CONTENTS


                                                        PAGE
PROXY STATEMENT

Information About Voting..........................	  1

Proposal 1:  To Elect a Board of Trustees

Proposal 2:  To Approve an Investment Advisory
             Agreement between the Fund and
             Ehrenkrantz King Nussbaum Asset
             Management Group, Inc.

Proposal 3:  Other Business

EXHIBITS

Exhibit A:   Investment Advisory Agreement.........     A-1

                    THE EHRENKRANTZ TRUST

                      PROXY STATEMENT

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, for the fiscal year ended December 31, 2004 is available free of charge. To obtain a copy, please call Gemini Fund Services at 800-635-3427.

INFORMATION ABOUT VOTING

WHO IS ASKING FOR MY VOTE?

The Board of Trustees of The Ehrenkrantz Trust (the "Fund"), in connection with the Special Meeting of the Shareholders of the Fund to be held
June 15, 2005 (the "Meeting"), have requested your vote on several matters.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on March 31, 2005 are entitled to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about May 15, 2005.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

You are being asked to vote on the following proposals:

1.	To elect a Board of Trustees;

2.	To approve an Investment Advisory Agreement between the Fund and
        Ehrenkrantz King Nussbaum Asset Management Group, Inc.; and

3.	To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

The Trustees unanimously recommend that you vote:

1.	FOR the election of all nominees as Trustees;

2.	FOR the approval of the Fund's Investment Advisory Agreement; and

3.	FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting or any adjournment thereof.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for any of the Proposals 1 through 3, your shares will be voted as follows:
IN FAVOR of the nominees for the Board of Trustees (Proposal 1), IN FAVOR of approving the

Investment Advisory Agreement (Proposal 2), and IN FAVOR of granting the proxyholders named in the proxy card the authority to vote in their discretion as to any other matters that may properly come before the Meeting or any adjournment thereof (Proposal 3).

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by: (1)
delivering a written revocation to the Secretary of the Fund, (2)
forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.

THE PROPOSALS

PROPOSAL 1:  TO ELECT A BOARD OF TRUSTEES

The Fund's governing documents provide that the Board of Trustees may consist of up to 15 persons. If all of the Nominees are elected, the Board will consist of only five (5) individuals in order to facilitate ease of arranging meetings and controlling costs associated therewith.
The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees review the Fund's performance and also oversee the services provided to the Fund by the investment advisor and the Fund's other service providers.

REQUIRED VOTE

A plurality (receiving more "for" votes than "against votes) of the votes cast at the Shareholder's meeting is sufficient to approve the election of a Trustee.

The purpose of this proposal is to elect five (5) members of the Board of Trustees. None of the nominees listed below currently are members of the Board.

The nominees for election to the Board of Trustees are: Kevin T. Oliver, Thomas Spina, Chris Lyons, Angel Martinez and Thomas Guigliano,
(collectively, the "Nominees").

Each Nominee is currently eligible and has consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement or removal, or until the next meeting of shareholders to elect Trustees, and the election and qualification of their successors. If any of the Nominees should become unavailable, the proxyholders named in the proxy card will vote in their discretion for another person or other persons who may be nominated as Trustees. Although the Trust will not normally hold annual meetings of its Shareholders, it may hold Shareholder meetings from time to time on important matters, and Shareholders have certain rights to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust. Also, if at any time fewer than a majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office will promptly call a Shareholders' meeting for the purpose of seeking a Shareholder election of Trustees.

CURRENT DISINTERESTED TRUSTEES

NAME, ADDRESS, AGE                    PORTFOLIOS
AND                                   IN FUND COMPLEX
POSITION(S) HELD        LENGTH OF     OVERSEEN BY       PRINCIPAL OCCUPATION
WITH TRUST              TIME SERVED   TRUSTEE           OTHER DIRECTORSHIPS
__________________      ___________   _______________   ___________________

Stanley Brown           1993-Present       1            Writer.  No Other
410 Park Ave., 7th Fl                                   directorships
New York, NY 10022
Age:  63
Trustee

Vincent E. Jay          1999-Present       1            No other directorships
410 Park Ave., 7th Fl
New York, NY 10022
Age:  88
Trustee

Arthur Walsh            1986-Present        1           Financial Advisor
410 Park Ave., 7th Fl                                   with Ryan, Beck, a
New York, NY 10022                                      NASD member firm.
Age:  54                                                No other directorships

CURRENT INTERESTED TRUSTEE

NAME, ADDRESS, AGE                    PORTFOLIOS
AND                                   IN FUND COMPLEX
POSITION(S) HELD        LENGTH OF     OVERSEEN BY       PRINCIPAL OCCUPATION
WITH TRUST              TIME SERVED   TRUSTEE           OTHER DIRECTORSHIPS
__________________      ___________   _______________   ___________________

Joan King*              1986-Present       1            Financial Executive
410 Park Ave., 7th Fl                                   with Ehrenkrantz King
New York, NY 10022                                      Nussbaum, Inc., a
Age:  70                                                broker-dealer firm.
Trustee, Vice President,                                Director, President
Secretary and Chief                                     and Secretary of KN
Financial Officer of                                    Asset Management, Inc.
the Fund                                                investment advisor to
                                                        the Fund since 2003.

 * Ms. King is an "interested person", as defined in the 1940 Act, by reason of her positions with Ehrenkrantz King Nussbaum, Inc. and KN Asset Management, Inc.

OFFICERS OF THE TRUST

	The Board of Trustees has elected the following two officers of the Trust, who are both officers and directors of KN Asset Management, Inc. (the Fund's Advisor), and, therefore, "interested persons" as defined in the 1940 Act. The table sets forth information concerning both officers of the Trust who served all of the last fiscal year of the Trust:

                                       TERM OF OFFICE   PRINCIPAL OCCUPATION
NAME, ADDRESS AND     POSITIONS HELD   LENGTH OF TIME   DURING LAST
AGE                   WITH THE FUND    SERVED           5 YEARS
____________________  ______________   _______________  ___________________

Irwin Nussbaum          President       02/05-Present   Financial Executive
410 Park Ave., 7th Fl                                   with Ehrenkrantz King
New York, NY 10022                                      Nussbaum, Inc., a
Age:  74                                                broker-dealer

Joan King               Vice President, 02/05-Present   Financial Executive
410 Park Ave., 7th Fl   Secretary,                      with Ehrenkrantz King
New York, NY 10022      Treasurer                       Nussbaum, Inc., a
Age:  70                                                broker-dealer

EKT PROXY
ELECTION OF TRUSTEES


BOARD OF TRUSTEES RECOMMENDATION

On April 19, 2005, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust

(the "Disinterested Trustees") pursuant to Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), met to review pertinent information on the nominees for election to the Board of Trustees and unanimously determined to nominate the following candidates to serve on the Board, subject to receipt of the required shareholder approval.
The Board of Trustees recommend that each nominee listed below be elected to serve as a Trustee until he or she ceases to be a Trustee.

NOMINEES FOR DISINTERESTED TRUSTEES

                                      NUMBER OF
                                      PORTFOLIOS
                                      IN FUND COMPLEX
NAME, ADDRESS AND       LENGTH OF     OVERSEEN BY       PRINCIPAL
DATE OF BIRTH           TIME SERVED   TRUSTEE           OTHER DIRECTORSHIPS
__________________      ___________   ______________   ___________________

Kevin T. Oliver          Nominee          1             Attorney in private
600 Old Country Rd.                                     practice since 1988.
Garden City, NY 11530                                   No directorships held.
DOB:  1/2/1962

Thomas Spina             Nominee          1             Nursing representative
600 Old Country Rd.                                     with NYSNA, a nurses
Garden City, NY 11530                                   union, since 1997. No
DOB:  1/16/1962                                         directorships held.

Chris Lyons              Nominee          1             Project Manager with
600 Old Country Rd.                                     Lyon's Development,
Garden City, NY 11530                                   Ltd., a construction
DOB:  12/23/1965                                        development company,
                                                        since 1997. No
                                                        directorships held.

Angel Martinez           Nominee          1             Branch Manager, Sunset
600 Old Country Rd.                                     Mortgage Co., L.P., a
Garden City, NY 11530                                   loan origination
DOB:  6/7/1968                                          company, since January
                                                        of 2004.  No other
                                                        directorships held.

NOMINEES FOR INTERESTED TRUSTEES

If elected and if the New Advisory agreement is approved, each of the nominees listed below would be an interested person" of the Trust, as defined in section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                      NUMBER OF
NAME, ADDRESS, DATE                   PORTFOLIOS
OF BIRTH AND                          IN FUND COMPLEX
POSITION(S) HELD        LENGTH OF     OVERSEEN BY       PRINCIPAL OCCUPATION
WITH TRUST              TIME SERVED   TRUSTEE           OTHER DIRECTORSHIPS
__________________      ___________   _______________   ___________________

Thomas Guigliano         Nominee           1            Co. Branch Manager
600 Old Country Rd.                                     of Weatherly
Garden City, NY 11530                                   Securities, a
DOB:  7/26/1965                                         stockbrokerage firm,
                                                        from 1999 to 2002.
                                                        President, Ehrenkrantz
                                                        King Nussbaum, Inc., a
                                                        stockbrokerage firm,
                                                        from 2002 to present.
                                                        Secretary, Ehrenkrantz
                                                        King Nussbaum Asset
                                                        Management group, a
                                                        registered investment
                                                        advisor from 2004 to
                                                        present. No other
                                                        directorships held.

SHARE OWNERSHIP

As of the Record Date, the Nominees, Trustees and executive officers of the Fund beneficially owned individually and collectively as a group 4.8% of the outstanding shares of the Fund.

The following table sets forth the aggregate dollar range of equity securities beneficially owned in the Ehrenkrantz Trust by each nominee and Trustee of the Trust as of March 31, 2005. The information as to beneficial ownership is based on statements furnished to the Trust by each nominee and Trustee.

                                                AGGREGATE DOLLAR
                        DOLLAR RANGE OF         RANGE OF ALL INVESTMENT
NAME OF NOMINEES/	EQUITY SECURITIES IN	COMPANY SHARES IN FUND
TRUSTEES/OFFICERS	THE FUND		COMPLEX*
_________________	____________________	_______________________

Independent Trustees
and Nominees

Kevin T. Oliver          None
Thomas Spina             None
Chris Lyons              None
Angel Martinez           None
Arthur Walsh             None
Vincent E. Jay           None
Stanley Brown            None

Interested Trustee/
Nominee Officers

Joan King                $1-$10,000
Irwin Nussbaum           $10,001-$50,000
Thomas Guigliano         None

______________________________
* The Fund is the only investment company in the "Fund Complex".

COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

No remuneration was paid by the Trust to persons who were directors, officers or employees of KN Asset Management, Inc. or any affiliate thereof for their services as Trustees or officers of the Trust.

The following table sets forth information concerning the compensation received by Trustees for the fiscal year ended December 31, 2004.

                        TRUSTEES' AGGREGATE             TOTAL TRUSTEES'
                        COMPENSATION                    COMPENSATION FROM
                        FROM THE TRUST                  THE FUND COMPLEX*
                        ____________________            _________________

Arthur Walsh			None
Vincent E. Jay			None
Stanley Brown			None
Joan King                       None

________________________________
*  The Fund is the only investment company in the "Fund Complex".

GENERAL INFORMATION REGARDING THE  BOARD OF TRUSTEES

The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Trust's activities, review performance and review the actions of KN Asset Management, Inc., who is responsible for the Trust's day-to-day operations. There were two meetings held during the fiscal year ended December 31, 2004. Each Trustee attended at least 75% of the meetings during the fiscal year. Since Annual Shareholder Meetings are not required by open-end funds, there is no policy requiring Trustee attendance.

COMMITTEES OF THE BOARD OF TRUSTEES

The Trustees are responsible for major decisions relating to the Fund's investment objective, policies and techniques. The Trustees also supervise the operation of the Fund by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has no audit or other standing committees. Rather the Independent Trustees function as the audit and nominating committee.
The Independent Trustees, in performing the functions of the nominating committee advise the Board of Trustees on the selection and nomination of individuals to serve as Trustees of the Fund. Nominations for trustee, including nominations submitted by shareholders are evaluated according to the Fund's specific needs and the nominees' knowledge, expertise background and reputation. The Independent Trustees do not have a formal procedure by which shareholders may recommend Trustee candidates but will consider appropriate candidates recommended by shareholders. A shareholder wishing to submit such a recommendation should send a letter to the Fund's Secretary at 410 Park Ave., 7th Floor, New York, New York, 10022. The mailing envelope should have a clear notation that the enclosed letter contains a TRUSTEE NOMINEE RECOMMENDATION. The letter must identify the writer as a shareholder and provide a summary of the candidate's qualifications. Because of the relatively small size of the Fund and the Board and the expenses which would be involved in such committees, the Board has determined that the establishment of standing committees is not warranted under the circumstance.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES

The Trustees provide a process for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's
Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to all of the Independent Trustees. The Trustees may further develop and refine this process as deemed necessary or desirable.

CODE OF ETHICS

The Fund has adopted a Code of Ethics that applies to all officers, trustees and staff members with additional requirements for the Fund's principle executive officer, principle financial officer, principle accounting officer and persons performing similar functions. Any shareholder may obtain a copy of the Code of Ethics upon request.
Shareholders should address a written request to the Secretary of the Fund at 410 Park Ave., 7th Floor, New York, New York, 10022.

INDEPENDENT ACCOUNTANTS

The Board of Trustees of the Trust, including a majority of Disinterested Trustees, selected Roy G. Hale, CPA, as auditor to the Trust during the Trust's current fiscal year. A representative from Roy Hale will not be available at the Meeting.

AUDIT FEES, AUDIT RELATED FEES, TAX FEES AND OTHER FEES. During the fiscal years stated below for the Trust, Roy G. Hale, CPA, performed audit services for the Trust including the audit of the Trust's financial statements, review of the Trust's annual report and registration statement amendments, and reporting matters.

The following table shows the aggregate fees billed by Roy G. Hale to the Fund during each of the last two fiscal years of the Fund for audit services, audit-related services, services related to tax compliance, tax advice and tax planning, and all other products and services provided by Roy G. Hale.

YEAR           AUDIT FEES       AUDIT-RELATED FEES      TAX FEES
_________      ___________      __________________      ___________

2004            $6,623             None                    None
2003            $7,270             None                    None

POLICIES AND PROCEDURES FOR PRE-APPROVING AUDIT AND NON-AUDIT SERVICES

The Fund's Independent Trustees perform the functions of an audit committee since the Fund has no standing audit committee. Their policy is to specifically pre-approve (i) all audit and non-audit services provided by the Fund's independent auditor and (ii) all non-audit services provided by the Fund's independent auditor to the Fund's advisor. All of the services described under Audit Fees, Audit-Related Fees, Tax Fees and Other Fees were pre-approved in accordance with this policy.

PROPOSAL 2:  TO APPROVE AN INVESTMENT
ADVISORY AGREEMENT BETWEEN THE FUND AND
EHRENKRANTZ KING NUSSBAUM ASSET MANAGEMENT GROUP, INC.

Shareholders of the Fund are being asked to approve an Advisory Agreement (attached hereto as "Exhibit A") between the Fund and Ehrenkrantz King Nussbaum Asset Management Group, Inc. ("EKNAMG").

REQUIRED VOTE

Approval of the New Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act a majority of the Fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities ("Majority Vote"). If the New Advisory Agreement is not approved by the shareholders of the Trust, KN Asset Management, Inc. would continue as advisor of the Trust under the terms of the Current Advisory Agreement until the expiration of the agreement and the current Board of Trustees would consider options available to the Fund.

The Advisory Agreement is required to be approved annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities. In addition, and in either case, each annual renewal must be approved by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days written notice, by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment. The current Advisory Agreement is dated October 15, 2003 and continues in effect thereafter from year to year so long as such continuance is approved by the Fund's Independent Trustees.

Under the terms of the current Advisory Agreement, KN Asset Management, Inc. ("KN") manages the day to day operations of the Fund pursuant to direction by the Fund's Board of Trustees. The Advisor is responsible for investment decisions and supplies investment research and portfolio management.

Under the terms of the Advisory Agreement, the Trust pays all of its ordinary expenses of operation, such expenses of operation including, but not being limited to, the following: (i) the expenses of maintaining its own books of account; (ii) the expenses of maintaining one or more of its custodians, transfer agents, agents for administration of shareholder accounts and dividend disbursing agents; (iii) the expenses of computing the daily net asset value of shares of the Trust; (iv) the fees and expenses of its Trustees, excluding those Trustees who also may be Directors of the Advisor, and the fees and expenses of the members of any Committee of the Trust excluding any members who also may be Directors or officers or employees (or all of these) of the Advisor, and who perform services therefore and are compensated thereby; (v) the expenses of meetings of its shareholders; (vi) the expenses of printing and mailing of all shareholder reports and other required reports and documents provided shareholders, including, but not limited to, the cost of printing and mailing prospectuses to shareholders; (vii) taxes of any kind assessed against the Trust; (viii) interest and commissions; (ix) Securities and Exchange Commission fees; (x) State registration fees; (xi) the expenses of Trust existence; (xii) all or part of the salaries of the Trust officers and other employees who also may be directors or officers or employees (or all of these) of the Advisor; (xiii) the fees of its auditors: (xiv) the fees of its legal counsel; (xv) travel, entertainment, publications, telephone, and communications expense; (xvi) office space rent, and (xvii) all other ordinary expenses of operation. The Trust also pays all extraordinary expenses of whatever kind or nature, unless such expenses have been specifically assumed by the Advisor.

INFORMATION ABOUT THE ADVISOR

KN Asset Management, Inc. ("KN") is a Florida Corporation formed in 2002. Its offices are located at 410 Park Ave., 7th Floor, New York, NY. The following persons serve as the principal executive officers of KN: Joan King, President and Secretary and Irwin Nussbaum, Vice-President. The address of each officer and director is 410 Park Ave., 7th Floor, New York, NY.

The Fund has agreed to compensate KN for its services by payment of a fee computed at the annual rate of 1% of average net assets. This fee is payable monthly.

ADVISORY FEES PAID

The following table summarizes the advisory fees incurred by the Fund together with fee waivers* for the periods indicated:

September 11, 2002-       January 1, 2003-          January 1, 2004-
December 31, 2002         December 31, 2003         December 31, 2004
-------------------       ------------------        ------------------

Advisory Fees   Waivers   Advisory Fees  Waivers   Advisory Fees   Waivers
-------------   -------   -------------  -------   -------------   -------

$6,576          $6,576     $2,738        $2,738     $13,074        $4,751

________________________________
* The advisor is under no contractual obligation to waive fees. It may discontinue such waiver at any time.

Affiliated Brokerage
--------------------

The Fund placed its portfolio transactions through Ehrenkrantz King Nussbaum, Inc. (?EKN?), an affiliate of EKNAMG, the proposed new advisor to the Fund, acting as a broker-dealer. In the fiscal year ended December 31, 2004, the Fund paid a total of $446.10 in commissions to EKN. This amount represents 100% of the total commissions paid by the Fund during fiscal year 2004.

THE NEW INVESTMENT ADVISORY AGREEMENT

It is proposed that the new advisor to the Fund be Ehrenkrantz King Nussbaum Asset Management Group, Inc. ("EKNAMG") which is located at 600 Old Country Road, Suite 207, Garden City, New York 11530. All of the outstanding stock of EKNAMG is owned by Anthony Ottimo and Thomas M. Guigliano who serve as president and secretary, respectively of the company. EKNAMG is a newly formed investment advisor. EKNAMG is an affiliate of Ehrenkrantz King Nussbaum, Inc. ("EKN"), a broker-dealer. Messrs. Ottimo and Guigliano are officers and directors of EKN as well as registered brokers.

The terms of the New Advisory Agreement are substantially similar to the Current Advisory Agreement. The New Investment Advisory Agreement would be in effect for an initial term of one year from the date of shareholder approval. It would continue in effect from year to year if specifically approved annually by a majority of the Disinterested Trustees, and by either (a) the Trustees of the Fund or (b) the vote of a majority of the outstanding voting securities of the Fund. If approved, the New Advisory Agreement could be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund or by EKNAMG upon 60 days written notice and would automatically terminate in the event of its "assignment" as defined in Section (2)(a)(4) of the 1940 Act.

The New advisory Agreement provides that EKNAMG will not be liable for any act or omission in the course of, or in connection with, rendering services under the New Advisory Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the New Advisory Agreement. The New Advisory Agreement permits EKNAMG to render similar investment advisory services to others and to engage in other activities.

As compensation for its services, EKNAMG would receive a fee, which would be accrued daily against the value of the Fund's net assets and would be paid by the Fund monthly. The fee would be computed at an annual rate of 1.00% of the Fund's average daily net assets.

By separate letter agreement EKNAMG has agreed, subject to a review after 6 months by the Independent Trustees, to assume for a period of one year from date of shareholder approval of the advisory agreement, all of the Fund's operating expenses so that the Fund's expense ratio, including advisory fee, will not exceed 1%. Thereafter, there is no assurance that EKNAMG will continue such operating expense assumption.

In addition to the fees payable under the New Advisory Agreement, and absent an expense assumption by EKNAMG, the Trust pays all of its ordinary expenses of operation, such expenses of operation including, but not being limited to, the following: (i) the expenses of maintaining its own books of account; (ii) the expenses of maintaining one or more of its custodians, transfer agents, agents for administration of shareholder accounts and dividend disbursing agents; (iii) the expenses of computing the daily net asset value of shares of the Trust; (iv) the fees and expenses of its Trustees, excluding those Trustees who also may be Directors of the Advisor, and the fees and expenses of the members of any Committee of the Trust excluding any members who also may be Directors or officers or employees
(or all of these) of the Advisor, and who perform services therefore and are compensated thereby; (v) the expenses of meetings of its shareholders;
(vi) the expenses of printing and mailing of all shareholder reports and other required reports and documents provided shareholders, including, but not limited to, the cost of printing and mailing prospectuses to shareholders; (vii) taxes of any kind assessed against the Trust; (viii) interest and commissions; (ix) securities and Exchange Commission fees;
(x) State registration fees; (xi) the expenses of Trust existence; (xii) all or part of the salaries of the Trust officers and other employees who also may be directors or officers or employees (or all of these) of the Advisor; (xiii) the fees of its auditors; (xiv) the fees of its legal counsel; (xvi) office space rent, and (xvii) all other ordinary expenses of operation. The Trust also pays all extraordinary expenses of whatever kind or nature, unless such expenses have been specifically assumed by the Advisor.

BOARD CONSIDERATIONS

The Board, including a majority of the Independent Trustees, met on March 19, 2005 to consider the New Investment Advisory Agreement. At the meeting, the Board reviewed written materials from EKNAMG. The Board had requested and received additional written materials and oral presentations in connection with its consideration of a proposed Advisory Agreement at its meeting held on January 11, 2005. On the basis of the information provided to it and its evaluation of that information, the Board, including a majority of the Independent Trustees, determined to approve the New Advisory Agreement and to recommend the New Advisory Agreement to the Fund's shareholders.

In reaching its determinations, the Board considered the following factors, among others:

Nature, Extent and Quality of Services

The Board examined the nature, extent and quality of the services to be provided by Ehrenkrantz King Nussbaum Asset Management Group, Inc. ("EKNAMG") to the Fund. The Board evaluated EKNAMG's experience in providing investment advice and noted that EKNMG currently provides investment advice to various clients. The Board noted the experience of key personnel at EKNAMG in providing investment advice, as well as the reputation and financial condition of EKNAMG. The Board concluded that the Fund is likely to benefit from the extent and quality of these services as a result of EKNAMG's experience, personnel, operations and resources.

Investment Performance of EKNAMG

The Board concluded that this factor was not relevant as EKNAMG has no performance history with respect to an investment company.

Comparative Fees and Expense Ratio

The Board examined fee and expense information for the Fund, as compared to other funds in the Fund's peer group. The Board determined that the proposed management fees for the Fund were lower than the average management fees for other mutual funds similar in size, character and investment objective. The Board also evaluated the expense ratios for comparable funds and determined that the Fund's expense ratio was substantially higher than the ratio of such other funds. In this regard the Board noted that EKNAMG has agreed to assume all of the operating expenses of the Trust for a period of one year from the date of approval of the advisory agreement. The Board further noted that the compensation to be received under the New Advisory Agreement was not greater than the compensation that would have been received under the Former Advisory Agreement. The Board concluded that the Fund's management fee was reasonable and compared fairly to that of comparable mutual funds.

Costs of Services and Profits Realized by EKNAMG

The Board considered the costs to EKNAMG of serving as the investment advisor to the Fund, including the costs associated with the transition and with the personnel, systems and equipment necessary to manage the Fund in accordance with the New Advisory Agreement. The Board noted that EKNAMG also agreed to assume Fund operating expenses. In addition, the Board noted that EKNAMG is responsible for paying the salaries, expenses, and fees of all Trustees and officers of the Trust who are also directors and officers of EKNAMG. The Board considered the anticipated revenues that EKNAMG expected to receive for serving as the investment manager to the Fund, and the fact that the management fees paid by the Fund would be lower than average management fees paid by similar funds. In light of these considerations, the Board concluded that the profits, if any, to be realized by EKNAMG were fair and reasonable.

Economies of Scale

The Board considered the extent to which the management fees to be paid to EKNAMG reflected economies of scale. In this connection, the Board noted that the management fees were below the average fees for other similar funds at the same asset levels. Based on its review, the Board concluded that the Fund's management fee structure was reasonable.

Other Benefits to EKNAMG and Affiliates

In evaluating the benefits that are expected to occur to EKNAMG through its relationship as advisor to the Fund, the Board recognized that EKNAMG and its affiliate Ehrenkrantz King Nussbaum, Inc., would receive compensation through the execution of portfolio trades for the Fund.
The Board also noted that the Fund would provide an investment vehicle for the clients of Ehrenkrantz King Nussbaum, Inc.

Effective Date of Agreement

If shareholders approve the Agreement, it will take effect on the date of shareholder approval at the Special Meeting, which may be a date later than May 20, 2005 if the Meeting is postponed or adjourned.

If the shareholders do not approve the Agreement at the Special Meeting, KN Asset Management, Inc. will continue as Advisor of the Trust under the terms of the Current Advisory Agreement until the expiration of the Agreement and the Current Trustees would consider options available to the Fund.

THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSED AGREEMENT AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSED AGREEMENT

PROPOSAL 3:  OTHER BUSINESS

The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 through 2 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy card will use their best judgment in voting on such matters.

INFORMATION ABOUT THE FUND

THE INVESTMENT ADVISOR, KN Asset Management, Inc., 410 Park Ave., 7th Floor, New York, NY serves as the Fund's investment Advisor.

THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is Gemini Fund Services, 4020 South 147th Street,
Suite 2, Omaha, NE 68137.

THE CUSTODIAN. Riggs Bank, Washington, DC, acts as custodian of the Fund's Securities and other assets.


PRINCIPAL SHAREHOLDERS

OUTSTANDING SHARES. As of December 31, 2004 the Fund had 354,958 shares outstanding.

As of December 31, 2004, Howard and Ann Eisenstodt, William Imershein, and Howard Eisenstodt owned 14.3%, 11.4% and 9.3% respectively of the outstanding shares of the Fund. No other person owns more than 5%.

In addition, to the knowledge of the Fund, as of December 31, 2004, the officers and Board members, as a group, owned of record and beneficially 4.8% of the Fund's shares.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES. The cost of soliciting these proxies will be borne by EKNAMG. EKNAMG may reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, personal interviews or other means. The Fund does not reimburse Directors and officers of the Fund, or regular employees and other agents involved in the solicitation of proxies. EKNAMG intends to pay all costs associated with the solicitation and the Meeting.

In addition to solicitations by mail, some of the Executive Officers and employees of the Fund, KN Asset Management, Inc. and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

QUORUM. A majority of the Fund's shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting.

REQUIRED VOTE. Each share is entitled to one vote. A plurality (receiving more "for" votes than "against" votes) of the votes cast at the meeting is sufficient to approve the election of a Trustee. Proposal No. 2, Approval of an Advisory Agreement requires the affirmative vote of a majority of the Fund's outstanding shares.

BROKER NON-VOTES. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and "broker non-votes" are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal. Abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast. For Proposal 2, abstentions and "broker non-votes" are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal and have the same effect as a "no" vote.

STOCK PERFORMANCE CHART

The Fund is required by the Securities and Exchange Commission to provide shareholders with a comparison of the cumulative total return on Fund shares as of December 31, 2004 with that of a broad equity market index and either a published industry index or a peer group index selected by the Fund. The following chart compares the return on Fund Shares with the return on the Wilshire 5000 Total Market Index and the S&P 500 Index. The comparison assumes that $10,000 was invested in Fund shares and each of the named indices, including reinvestment of dividends, on December 31, 1995. There can be no assurance that the performance of the Fund will continue into the future with the same or similar trends depicted in the graph below. The graph does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of shares.

[GRAPH OMITTED]

                    1995    1996    1997    1998    1999    2000    2001    2002   2003    2004
Ehrenkrantz Trust  11,600  12,048  13,064  13,678  16,880  17,200  15,033  11,094  16,952  14,494
S&P 500            13,411  16,341  21,835  27,553  30,857  27,740  24,800  19,319  24,380  29,561
Wilshire 5000      13,341  15,861  20,492  23,173  30,432  32,758  29,106  22,679  29,301  32,466

	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


By my signature below, I appoint Joan King and Irwin Nussbaum as proxies to vote at the Annual Meeting of Shareholders to be held on May 20, 2005, at 4:00 p.m., ET in the offices of the Fund at 410 Park Ave., 7th Floor, New York, NY 10022, and at any adjournments of the meeting. Ms. King or Mr. Nussbaum may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Ms. King and Mr. Nussbaum to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Meeting of Shareholders and proxy statement.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


Date________________________

_____________________________________________








_____________________________________________
 Signatures(s) (and Titles(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.

THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgement. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


Please fill in box(es) as shown using black or blue ink or number 2 pencil 	[X]

	1.	To elect the Trustees listed below.
   (01)Kevin T. Oliver, (02) Thomas Spina, (03)Chris Lyons,
   (04)Angel Martinez (5) Thomas Guigliano

   FOR ALL      WITHHOLD        FOR ALL
   NOMINEES     AUTHORITY       EXCEPT

    [ ]            [ ]            [ ]

  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
  NOMINEE, WRITE THE NOMINEE?S NAME ON THE SPACE PROVIDED BELOW.


  ______________________________________________


  2.	To approve the Advisory Agreement between
the Fund and Ehrenkrantz King Nussbaum Asset Management Group, Inc.

FOR             AGAINST        ABSTAIN
[ ]             [ ]              [ ]

3.	To empower the proxyholders to vote, in
their discretion, on any other business that may properly come before the Meeting or any adjournment thereof.

FOR             AGAINST        ABSTAIN
[ ]             [ ]              [ ]